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                                                                   Exhibit 10.6

                      COLLATERAL ASSIGNMENT OF FLOOD BOOK

THIS COLLATERAL ASSIGNMENT OF FLOOD BOOK (herein, "Assignment") is made effective this 15 day of August, 2002 by BANKERS UNDERWRITERS, INC., A FLORIDA CORPORATION (herein, "Pledgor"), in favor of INSURANCE MANAGEMENT SOLUTIONS GROUP, INC., A FLORIDA CORPORATION (herein, "Lender").

                                   RECITALS:

WHEREAS, Lender has its principal place of business located in St. Petersburg, Florida, and has established a revolving line of credit (collectively, with the Note and Loan Documents, as defined herein, the "Credit Line") in favor of Bankers Insurance Group, Inc., a Florida corporation (herein, "BIG") and Pledgor (BIG and Pledgor herein, collectively, "Borrower"), in the amount of seven million and no/100 dollar ($7,000,000.00), as evidenced by Borrower's Revolving Line of Credit Master Promissory Note (herein, "Note") of even date herewith and in like principal amount; and

WHEREAS, Pledgor, Bankers Insurance Company, a Florida corporation (herein, "BIC"), and First Community Insurance Company, a Florida corporation (herein, "FCIC") are each wholly-owned subsidiaries of BIG; and

WHEREAS, in connection with the establishment of the Credit Line, Borrower has executed and delivered various applicable documents, all dated of even date herewith (collectively together with this Assignment, the "Loan Documents") including, but not limited to, the Note, Credit and Security Agreement, UCC-1 Financing Statement, and Further Assurances Agreement; and

WHEREAS, Pledgor, as a Florida general insurance agent serving both BIC and FCIC, is the owner of a significant flood book of business (inclusive of all agency agreements pertaining thereto herein, "Flood Book") consisting of in excess of 350,000 flood insurance policies on properties located in various states of the United States, which Flood Book is more particularly described on Exhibit "A" attached hereto; and

WHEREAS, as a condition precedent to establishing the Credit Line, Lender has required the execution of this Assignment;

NOW, THEREFORE, in consideration of the aforesaid Credit Line, as well as for other good and valuable consideration, Pledgor hereby assigns the Flood Book to Lender as collateral security for the repayment of all sums advanced on the Credit Line and for the performance by Borrower of all covenants and agreements under the Loan Documents, in accordance with the following terms and conditions:

     SECTION 1.  RECITALS.

          The statements contained in the recitals of fact set forth above (herein, "Recitals") are true and correct, and the Recitals by this reference are made a part of this Assignment.

     SECTION 2.  EXHIBITS.

          The exhibits attached to this Assignment are by this reference made a part of this Assignment.



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SECTION 3. TERM OF ASSIGNMENT.

     a) This Assignment shall be effective upon the date set forth hereinabove.

     b) This Assignment shall continue in full force and effect until Borrower shall have satisfied in full all of its obligations to Lender under the Note and other Loan Documents.


SECTION 4. POWER OF ATTORNEY.

     a) Appointment.

          1) Until such time as the Credit Line has been paid in full or upon consent by Lender otherwise, and except as provided below, Pledgor irrevocably nominates, constitutes and appoints Lender its true and lawful attorney in fact, with full power of substitution and revocation for it, in its name, place and stead and either in the name of Lender or in the name of Pledgor to assign any agency agreements between Pledgor and agents responsible for the production of federal flood insurance policies as well as any other instruments, agreements, or certificates necessary or appropriate to give full force an effect to such assignment which assignment may be to Lender, to BIC, to FCIC, or to such other party as Lender may select, but Lender shall not be under any duty to exercise any such authority or power or in any way be responsible for the collection of any sums owing under the Flood Book (herein, "Power of Attorney").

          2) All rights, powers, and authority of said attorney-in-fact to exercise any and all rights and powers herein granted shall commence and be in full force and effect as of the date of this Assignment and such rights, powers, and authority shall remain in full force and effect thereafter until the termination of this Assignment.

     b) Limitation. Notwithstanding the foregoing or anything contained in this Assignment to the contrary, Lender shall not exercise its rights under this Power of Attorney or under this Agreement until an Event of Default (as defined below) occurs hereunder.

     c) Power. The Power of Attorney set forth herein is a power coupled with an interest.


SECTION 5. AFFIRMATIVE COVENANTS
     Pledgor hereby covenants with Lender that:

               (i) for so long as any amount remains outstanding under the
                   Credit Line; and

               (ii) unless Lender notifies Pledgor in writing it dispenses with any one (1) or more of the requirements contained in the Loan Documents,

     Pledgor shall keep the Flood Book free from any and all liens, encumbrances, and security interests, and shall pay and discharge when due all taxes, levies, and other charges upon them and defend them against all claims of any person.


SECTION 6. REPRESENTATIONS AND WARRANTIES.

     a) Pledgor hereby represents and warrants to Lender that:

          1) it is the lawful owner and holder of the entire interest in the Flood Book described above;

          2) it has good right to sell, transfer and assign the same as aforesaid;


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  3)  there are no actions, suits, or proceedings pending or, to the best of
      Pledgor's knowledge and belief, threatened against or affecting it whether civil, criminal, administrative, or investigative, and it is not in default with respect to any judgment, decision, order, writ, injunction, decree, or demand of any court or governmental authority;

  4) the consummation of the transactions hereby contemplated in performance of this Assignment or of any of the Loan Documents will not result in any breach of, or constitute a default under any mortgage, deed of trust, lien, bank loan or credit agreement, corporate charter or by-law, or other instrument to which Pledgor is a party, or by which it is bound or affected;

  5) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida;

  6) it has the lawful power to own its properties and to engage in the business it conducts;

  7) it is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it make such qualification necessary;

  8) the execution of this Assignment and the consummation of the transactions contemplated herein, and the performance of this Assignment and the Loan Documents, will not result in a breach or violation of any law, regulation, ordinance, order, judgment or decree applicable to Pledgor or any affiliate of Pledgor;

  9) as of the date hereof, and subject to the ordinary course of Pledgor's business, Pledgor has no knowledge of circumstances or events that will cause or is likely to cause any material adverse decline in the number of flood insurance policies which constitute the Flood Book, or any material adverse decline in the value of the Flood Book;

 10) no affiliate of BIG owns or conducts any flood book of business, except for a nominal portion of flood book business written by Bankers Security Insurance Company and First Community Insurance Company; and

 11) by means of this Assignment, Pledgor had granted Lender a first priority security interest in the Pledgor's entire interest in the Flood Book.

 b) All of the representations and warranties set forth in this Section 6 shall survive until all sums due under the Credit Line are satisfied in full.

SECTION 7. EVENTS OF DEFAULT

 a) The term "Event of Default" shall mean:

    1) Any breach by Pledgor of any of the terms of this Assignment; or

    2) The breach or the occurrence of any event of default by Borrower, or any affiliate of Borrower, under any of the Loan Documents.

SECTION 8. MISCELLANEOUS

 a) Further Assurances. From time to time, Pledgor will execute and deliver to Lender such additional documents and will provide such additional information as Lender may reasonably require to carry out the terms of this Assignment and be informed of Pledgor's status and affairs.



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 b) Payment. The Pledgor agrees that as long as the Note is in full force and effect, it will make all payments, when due, by check duly mailed or delivered to Lender at the address indicated in the Notice section of this Assignment, or at such other place as Lender may designate to the Pledgor in writing, notwithstanding any contrary provisions herein or in Note with respect to the place of payment.

 c) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Pledgor in connection herewith shall survive the execution and delivery of this Assignment and of the Note.

 d) Successors and Assigns. Pledgor may not assign its rights or obligations hereunder without the prior written consent of Lender, except that Pledgor may assign all or a portion of its rights and obligations hereunder to BIG, but only in conjunction with an assignment to BIG of a corresponding portion of Pledgor's interest in the Flood Book in such a manner that Lender shall maintain its first priority security interest in the entirety of the Flood Book whether then owned by BUI or BIG (provided, however, that BUI shall first serve notice of its intent to make such an assignment to BIG and shall not effect such assignment until Lender shall have completed such acts as Lender shall believe reasonably necessary to maintain its first priority security interest in the entirety of the Flood Book). All covenants and agreements in this Assignment contained by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

 e) Waiver by Lender. Lender shall have the right at all times to enforce the provisions of this Assignment and any other Loan Documents executed pursuant hereto in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Assignment or as having in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

 f) Inspect Records. Lender (or any person or persons designated by it) shall, in its sole discretion, have the right to call at any place of business of Pledgor at any reasonable time, and without hindrance or delay, inspect, audit, check and make extracts from Pledgor's books, records, journals, orders, receipts and any correspondence and other data relating to Collateral, to Pledgor's business or any other transactions between the Parties hereto.

 g) Costs/Expenses. All reasonable costs and expenses of the Credit Line shall be paid by Pledgor, including but not limited to, out-of-pocket expenses for payment of recording and filing fees, legal fees and expenses of counsel appointed by the Lender, together with any interest and penalties for the late payment thereof, all of which amounts shall be payable at the time of the execution of this Assignment or upon demand in the event they are hereafter incurred.

 h) Attorney's Fees. If either of the parties hereto should bring a Court action alleging breach of this Assignment or seeking to enforce, rescind, renounce, declare void or terminate this Assignment or any provisions thereof, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorney's fees and costs (including legal expenses for any appeals taken),


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        and to have the same awarded as part of the judgment in the proceeding in which such legal expenses and attorney's fees were incurred.

     i) INTENTIONALLY DELETED.

     j) Captions. The paragraph contains captions as to contents of the particular paragraphs herein are inserted only for convenience and are in no way to be construed as part of this Assignment or as a limitation of the scope of the particular paragraph in which they are referred.

     k) Construction of Assignment. Words of a gender used in this Assignment shall be held to include any other gender, the words in a singular number held to include the plural, when the sentence so requires.

     l) Counterparts. This Assignment may be executed in several counterparts, each of which so executed shall be deemed to be an original, and said counterparts shall together constitute and be one and the same instrument.

     m) Entire Assignment. This Assignment contains all of the oral and/or previously written agreements, representations, and arrangements between the parties hereto, and all right which the respective Parties may have had under any written agreements and/or oral agreements are hereby canceled and terminated, and all parties agree that there are no representations or warranties other than those set forth herein.

     n) Invalidation. Should any part of this Assignment for any reason be declared invalid, such decision shall not effect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Assignment had been executed with the invalid portion thereof eliminated. It is, therefore, declared the intention of the parties hereto that each of them will have executed the remaining portion of this Assignment without including therein any such part, parts or portion which may, for any reason, be hereafter declared void.

     o) Modification. No change or modification of this Assignment shall be valid unless the same shall be in writing and signed by all of the Parties hereto.

     p) Notices. Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be given in writing by hand delivery, by overnight carrier, by registered or certified mail or by facsimile transmission and shall be addressed as follows:

               As to Pledgor:      Bankers Underwriters, Inc.
                                   360 Central Avenue, 17th Floor
                                   St. Petersburg, Florida 33701
                                   Att: David B. Snyder
                                   Telephone: (727) 823-4000
                                   Telefax: (727) 823-6518

               As to Lender:       Insurance Management Solutions Group, Inc.
                                   360 Central Avenue, 16th Floor
                                   St. Petersburg, Florida 33701
                                   Att: David Howard, President


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                              Tel#: (727) 803-2040
                              Fax: (727) 803-4093

          Notices sent by hand delivery shall be deemed effective on the date of hand delivery. Notices being sent by overnight carrier shall be deemed effective on the next business day after being placed into the hands of the overnight carrier. Notices sent by registered or certified mail shall be deemed effective on the third business day after being deposited into the post office. Notices sent by facsimile transmission shall be deemed to be effective on day when sent if sent prior to 5:00 p.m. (the time being determined by the time zone of the recipient) otherwise they shall be deemed effective on the next business day.

       q) Representation Acknowledged. The parties acknowledge that each party and its counsel have reviewed and revised this Assignment and that the normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Assignment or any amendments or exhibits hereto.

       r) Applicable Law/Venue. This Assignment shall be construed in accordance with and governed by the laws of the State of Florida, without regard to choice of law provisions. Further, the venue for any action brought to enforce any of the provisions hereof shall be in a state court of competent jurisdiction in Pinellas County, Florida and any action commenced in any other forum may be removed to a state court of competent jurisdiction in Pinellas County, Florida.

IN WITNESS WHEREOF, the Parties hereto have set their hands and seals, the day and year first above written.


"Pledgor"


BANKERS UNDERWRITERS, INC.,
a Florida corporation


By: /s/ David B. Snyder
    -----------------------
    Its Vice President
    Assistant Secretary
    (CORPORATE SEAL)


"Lender"


INSURANCE MANAGEMENT SOLUTIONS
GROUP, INC. a Florida corporation


By: /s/ D. M. Howard
    -----------------------
    Its President/CEO
    (CORPORATE SEAL)


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                                  EXHIBIT "A"

                           DESCRIPTION OF COLLATERAL

     All of Pledgor's right, title and interest in and to all of the following described Collateral, wherever located, and whether now owned or hereafter acquired, together with all replacements therefor and proceeds (including but without limitation, insurance policies) thereof:

                                         DESCRIPTION
                                            OF
              PLEDGOR                    COLLATERAL
------------------------------------------------------------------------------
Bankers Underwriters, Inc., a      All accounts and contract rights (as those
Florida corporation                terms are defined by the Uniform Commercial
                                   Code as adopted by the State of Florida) with insurance agents, including but not limited to general agency agreements with respect to the sale of federal flood insurance.







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